EXHIBIT 10.53

         AMENDMENT NO. 15 TO FINANCING AGREEMENTS

FARAH U.S.A., INC.
8889 Gateway West
El Paso, Texas 79925

August 1, 1995

Congress Financial Corporation (Southwest)
1201 Main Street, Suite 1625
Dallas, Texas 75250

Gentlemen:

Congress Financial Corporation (Southwest) ("Lender"), Farah U.S.A., Inc. ("Farah USA"), Value Clothing Company, Inc. ("Value Clothing"), Farah Manufacturing (U.K.) Limited ("Farah UK", and together with Farah USA and Value Clothing, individually and collectively, "Borrowers") have entered into financing arrangements pursuant to the Accounts Financing Agreement [Security Agreement], dated as of August 2, 1990, between Lender and Farah USA and various supplements thereto, as amended pursuant to Amendment No. 1 to Financing Agreements, dated November 5, 1990, Amendment No. 2 to Financing Agreements, dated February 11, 1991, Amendment No. 3 to Financing Agreements, dated January 29, 1992, Amendment No. 4 to Financing Agreements dated June 25, 1992, Amendment No. 5 to Financing Agreements, dated August 31, 1992, Amendment No. 6 to Financing Agreements, dated September 4, 1992, Amendment No. 7 to Financing Agreements, dated September 16, 1992, Amendment No. 8 to Financing Agreements, dated as of May 7, 1993, Amendment No. 9 to Financing Agreements, dated July 16, 1993, Amendment No. 10 to Financing Agreements, dated November 3, 1993,
Amendment No. 11 to Financing Agreements, dated as of February 9, 1994, Amendment No. 12 to Financing Agreements, dated as of July 14, 1994, Amendment No. 13 to Financing Agreements, dated as of March 7, 1995, Amendment No. 14 to Financing Agreements, dated as of April 5, 1995, and as amended pursuant to the letter agreement dated as of October 28, 1992 (collectively, as so amended and as amended hereby, the "Accounts Agreement", and together with all supplements thereto, including, but not limited to, the Covenant Supplement to Accounts Financing Agreement [Security Agreement] dated as of August 2, 1990 (the
"Covenant Supplement"), the Trade Financing Agreement Supplement to Accounts Financing Agreement [Security Agreement] dated as of August 2, 1990 (the "Trade Financing Supplement"), and all other agreements, documents and instruments at any time executed and/or delivered in connection with any of the foregoing or related thereto, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"), which Financing Agreements include, inter alia, the guarantees of all obligations of Borrowers to Lender by each of Farah Incorporated, Farah International, Inc., Value Slacks Inc., Farah Manufacturing Company, Inc., Farah Manufacturing Company of New Mexico, Inc., FTX, Inc., Radco Sportswear, Inc., Farah Manufacturing Services, Inc., Farah Clothing Company, Inc., a Delaware corporation, and Corporacion Farah-Costa Rica S.A.
(individually and collectively "Guarantors"), and the General Security Agreement, dated August 2, 1990, by Farah Incorporated in favor of Congress (the "Farah Inc. Security Agreement"). Borrowers and Guarantors have requested certain amendments to the Financing Agreements and Lender is willing to agree to such amendments

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subject to the terms and conditions set forth herein. By this Agreement, Lender,
Borrowers and Guarantors desire and intend to set forth the terms of such financing arrangements and evidence such amendments.

           In consideration of the foregoing and the respective agreements and covenants contained herein, the parties hereto agree as follows:

     1. Definitions. All capitalized terms used herein shall have the meaning assigned thereto in the other Financing Agreements, unless otherwise defined herein.

     2. Amendments to Definitions. (a) Maximum Credit. All references to the term "Maximum Credit" in the Financing Agreements shall be deemed and each such reference is hereby amended to mean, as of any time, the amount equal to $50,000,000 as reduced, automatically and without further action by any party hereto, by an amount equal to the aggregate amount of the loans outstanding as of such time made by Lender to Farah UK pursuant to the terms of the Financing Agreements.
     (b) Renewal Date. All references to the term "Renewal Date" in the Financing Agreements shall be deemed and each such reference is amended to mean:
"July 1, 1997".

     3. Amendment to Covenant Regarding Pre-Tax Profits. Section 2 of the Covenant Supplement to the Accounts Agreement is hereby amended by deleting
Section 2.14 thereof in its entirety.

     4. Amendment to Early Termination Fee. Section 9.2 of the Accounts Agreement is hereby deleted in its entirety and the following substituted therefor:

"9.2 If Lender terminates this Agreement or the other Financing Agreements upon the occurrence of an Event of Default or, at the request of Borrowers prior to the Renewal Date, or prior to any subsequent anniversary of the Renewal Date, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits as a result thereof, Farah USA and Value Clothing hereby agree to pay to Lender, upon the effective date of such termination, an early termination fee in an amount equal to one percent (1%) of $50,000,000; provided, however, that in the case of a termination which occurs after July 1, 1996 resulting from the sale of either all of the issued and outstanding shares of capital stock of Farah, Inc., Farah USA and Value Slacks or all of the assets of Farah, Inc., Farah USA and Value Slacks after July 1, 1996 at a time when there has not occurred an Event of Default or an event or circumstance which, with the passage of time or giving of notice or both, would constitute an Event of Default, the amount of the termination fee payable in regards to such termination shall be one-half of one percent (0.5%) of $50,000,000. Such early termination fees shall be presumed to be the amount of damages sustained by said early termination and Borrowers agree that its is reasonable under the circumstances currently existing. The early termination fees provided for in this Section 9.2 shall be deemed included in the Obligations."


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     5. General  Representations.  Warranties and Covenants.  In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers and Guarantors to Lender pursuant to the Financing Agreements, each of Borrowers and Guarantors hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

(a) No Event of Default exists on the date of this Amendment; and

     (b) This Amendment has been duly executed and delivered by Borrowers and Guarantors and is in full force and effect as of the date hereof, and the agreements and obligations of Borrowers and Guarantors contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against Borrowers and Guarantors in accordance with their respective terms.

     6.  Conditions  Precedent.   The  effectiveness  of  the  other  terms  and
conditions contained herein against Lender shall be subject to the satisfaction of each of the following:

     (a) receipt by Lender of each of the following, in form and substance satisfactory to Lender and its counsel:

   (i) an original of this Amendment, duly authorized, executed and delivered by Borrowers and Guarantors; and

     (ii) such agreements from participants as may be required to effectuate the terms and provisions of this Amendment; and
     (b) all representations and warranties contained herein, in the Accounts Agreement and in the other Financing Agreements shall be true and correct in all respects, and

          (c) no Event of Default shall have occurred and no event shall have occurred or condition be existing which, with notice or passage of time or both, would constitute an Event of Default.
7. General.

     (a) The parties hereto acknowledge, confirm, and agree that the failure of any of Borrowers or any of Guarantors, to comply with the covenants, conditions and agreements contained herein or in any other agreement, document or instrument by any of such parties at any time executed in connection herewith shall constitute an Event of Default under the Financing Agreements.

       (b) Except as modified pursuant hereto, no other changes to the Financing Agreements are intended or implied and in all other respects the Financing
Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Agreement and other Financing Agreements, the terms of this Agreement shall control.

  (c) The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.



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FARAH U.S.A., INC.

By:      /s/ James C. Swaim


FARAH MANUFACTURING (U.K.) LIMITED

By:      /s/ Helmut H. Meinel
Title:   Director


VALUE CLOTHING COMPANY, INC.

By:      /s/ James C. Swaim


ACKNOWLEDGED AND AGREED:

FARAH INCORPORATED
FARAH INTERNATIONAL, INC.
VALUE SLACKS, INC.
FARAH MANUFACTURING SERVICES, INC.
FARAH MANUFACTURING COMPANY, INC.
FARAH MANUFACTURING COMPANY
 OF NEW MEXICO, INC.
RADCO SPORTSWEAR, INC.
CORPORACION FARAH-COSTA RICA S.A.
FARAH CLOTHING COMPANY, INC., a
     Delaware corporation

By:      /s/ James C. Swaim



FTX, INC.

By:      /s/ Thomas H. Ludwick
Title:   Treasurer



ACKNOWLEDGED AND AGREED:

 CONGRESS FINANCIAL CORPORATION
   (SOUTHWEST)

 By:     /s/ Mark Galovic, Jr.
 Title:  Vice President